(LOSS) PER SHARE	3 Months Ended
Jun. 30, 2023
Profit or loss [abstract]
(LOSS) PER SHARE

NOTE 14. (LOSS) PER SHARE

Basic earnings per share (“EPS”) is calculated by dividing the net income (loss) attributable to ordinary equity holders of the Company by the weighted average number of ordinary shares outstanding during the period.

Diluted EPS is calculated by dividing the net income (loss) attributable to ordinary equity holders of the Company by the weighted average number of ordinary shares outstanding during the period plus the weighted average number of ordinary shares that would be issued on conversion of all the dilutive potential ordinary shares into ordinary shares.

The following table reflects the loss and share data used in the basic and diluted EPS calculations (U.S. Dollars in thousands, except per share amounts):

	Three Months Ended June 30,
Numerator (in 000’$)	2023	2022

Net loss attributable to owners of the Company	$(5,919)	$(1,729)
Denominator (in 000’)
Weighted average number of shares – Basic and Diluted	17,701	13,351
Basic and diluted (loss) per share	$(0.33)	$(0.13)

The inclusion of the Company’s stock options, RSUs and share purchase warrants in the computation of diluted loss per share would have an anti-dilutive effect on loss per share and are therefore excluded from the computation. Consequently, there is no difference between basic loss per share and diluted loss per share for the three months ended June 30, 2023 and 2022. The following table reflects the Company's outstanding securities by year that would have an anti-dilutive effect on loss per share and, accordingly, were excluded from the calculation.

	As of June 30,
	2023	2022
Stock options	1,963,420	1,201,400
Restricted stock units	378,740	378,740